GOLDMAN SACHS ETF TRUST

Goldman Sachs Future Consumer Equity ETF

(the “Fund”)

Supplement dated February 2, 2023 to the

Prospectus and Summary Prospectus,

each dated December 29, 2022, as supplemented to date

Effective immediately, Jennifer Sullivan will serve as a portfolio manager for the Fund. Alexis Deladerrière, Raj Garigipati and Nathan Lin will continue to serve as portfolio managers for the Fund.

Accordingly, effective immediately, the Fund’s disclosures are modified as follows:

The following replaces in its entirety the “Portfolio Managers” subsection of the “Summary—Portfolio Management” section of the Prospectus, as well as the “Portfolio Management” section of the Summary Prospectus:

Portfolio Managers: Alexis Deladerrière, CFA, Managing Director, has managed the Fund since November 2021; Raj Garigipati, Managing Director, has managed the Fund since November 2021; Nathan Lin, Managing Director, has managed the Fund since November 2021; and Jennifer Sullivan, Vice President, has managed the Fund since February 2023.

The following row is added to the table in the “Service Providers—Fund Managers” section of the Prospectus:

Jennifer Sullivan Vice President	Portfolio Manager— Goldman Sachs Future Consumer Equity ETF	Since 2023	Ms. Sullivan is a portfolio manager and research analyst on the Global Equity team within the Investment Adviser’s Fundamental Equity business. Ms. Sullivan joined the Investment Adviser in September 2021. Prior to joining the Investment Adviser, Ms. Sullivan was a research analyst at Citadel and Point72 Asset Management.

This Supplement should be retained with your Prospectus and Summary Prospectus for future reference.

FTRETF3TBDSTK 02-23